EXHIBIT 19

                               POWERS OF ATTORNEY

                                 THE FLEX-FUNDS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Milton S. Bartholomew
                                            ---------------------------------
                                            Milton S. Bartholomew

                                 THE FLEX-FUNDS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ William L. Gurner
                                            ---------------------------------
                                            William L. Gurner

                                 THE FLEX-FUNDS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Russel G. Means
                                            ---------------------------------
                                            Russel G. Means

                                 THE FLEX-FUNDS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Lowell G. Miller
                                            ---------------------------------
                                            Lowell G. Miller

                                 THE FLEX-FUNDS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Walter L. Ogle
                                            ---------------------------------
                                            Walter L. Ogle

                                 THE FLEX-FUNDS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Philip A. Voelker
                                            ---------------------------------
                                            Philip A. Voelker

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Money Market, Mutual Fund, Growth Stock, Bond and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ John M. Emery
                                            ---------------------------------
                                            John M. Emery

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Philip A. Voelker and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Money Market, Mutual Fund, Growth Stock, Bond and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Richard A. Farr
                                            ---------------------------------
                                            Richard A. Farr

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Money Market, Mutual Fund, Growth Stock, Bond and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ William L. Gurner
                                            ---------------------------------
                                            William L. Gurner

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Money Market, Mutual Fund, Growth Stock, Bond and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Lowell G. Miller
                                            ---------------------------------
                                            Lowell G. Miller

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Money Market, Mutual Fund, Growth Stock, Bond and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Robert S. Meeder, Jr.
                                            ---------------------------------
                                            Robert S. Meeder, Jr.

                                 THE PORTFOLIOS

     The undersigned hereby constitutes and appoints Donald F. Meeder, Wesley F. Hoag and James B. Craver, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the Money Market, Mutual Fund, Growth Stock, Bond and Utilities Stock Portfolios (the "Portfolios") The Flex-Partners or The Flex-funds (each a "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolios or the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1997.

                                            /s/ Roger D. Blackwell
                                            ---------------------------------
                                            Roger D. Blackwell